                                                                                       EXHIBIT A


                                MORGAN STANLEY AIRCRAFT FINANCE
                                     Report to Noteholders
                       All amounts in US dollars unless otherwise stated

Month                          March-01
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Mar-01
Current Calculation Date       9-Mar-01
Previous Payment Date          15-Feb-01
Previous Calculation Date      9-Feb-01
----------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

----------------------------------------------------------------------------------------------
                                    Prior         Deposits     Withdrawals      Balance on
                                   Balance                                   Calculation Date
                                  9-Feb-01                                       9-Mar-01
----------------------------------------------------------------------------------------------
Expense Account                   6,033,569.27   3,706,779.49  (3,033,205.82)    6,707,142.94
Collection Account               19,014,699.45  20,416,256.22 (19,014,699.45)   20,416,256.22
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   49,209,891.00              -              -    49,209,891.00
----------------------------------------------------------------------------------------------
Total                            74,258,159.72  24,123,035.71 (22,047,905.27)   76,333,290.16
----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     6,033,569.27
Transfer from Collection Account on previous Payment Date                        3,675,376.82
Permitted Aircraft Accrual                                                                  -
Interim Transfer from Collection Account                                                    -
Transfers from Aircraft Purchase Account                                                    -
Interest Income                                                                     31,402.67
Balance on current Calculation Date
 - Payments on previous payment date                                              (675,376.82)
 - Interim payments                                                             (2,357,829.00)
 - Other                                                                                    -
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              6,707,142.94
----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    19,014,699.45
Collections during period
 - Lease rentals                                                                18,198,133.32
 - Maintenance reserves                                                          1,661,821.77
 - Other leasing income                                                              5,376.31
 - Interest income                                                                 275,924.82
 - Lease rental received in error                                                  275,000.00
 - Interim transfer to Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                    -
Drawings under Credit or Liquidity Enhancement Facilities                                   -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                      -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                      (3,675,376.82)
 - Permitted Aircraft Modifications                                                         -
Net Swap payments on previous Payment Date                                        (827,845.85)
Aggregate Note Payments on previous Payment Date                               (14,511,476.78)
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             20,416,256.22
----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                30,000,000.00
Cash Held
 - Accrued Expenses                                             6,707,142.94
 - Security Deposits                                           19,209,891.00    25,917,033.94
Morgan Stanley Facility                                                         30,000,000.00
ILFC Facility
   - Letter of Credit                                          20,000,000.00
   -Security Deposits                                          20,878,851.00    40,878,851.00
                                                                             -----------------
Liquidity Reserve Amount                                                       126,795,884.94
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                30,000,000.00
----------------------------------------------------------------------------------------------

                                         MORGAN STANLEY AIRCRAFT FINANCE
                                              Report to Noteholders
                                All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Mar-01
Current Calculation Date               9-Mar-01
Previous Payment Date                  15-Feb-01
Previous Calculation Date              9-Feb-01
---------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     20,416,256.22
Liquidity Reserve Amount                                                                         126,795,884.94
                                                                                              -----------------
Available Collections                                                                            147,212,141.16
                                                                                              =================

3. Analysis of Collection Account Activity (Continued)
---------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                       660,121.40
              - Administration Agent Fee                                            83,166.13
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                   550,000.00
                                                                            ------------------
             Total Required Expense Amount                                                         1,305,787.54
(ii)  a)     Class A Interest but excluding Step-up                                                6,308,203.24
      b)     Swap Payments other than subordinated swap payments                                   1,670,250.00
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        789,685.75
(vi)         Class B Minimum principal payment                                                       187,908.43
(vii)        Class C Interest                                                                      1,009,135.00
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,340.50
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     96,795,884.94
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             395,203.17
(xiv)        Class C Scheduled principal                                                             130,000.00
(xv)         Class D Scheduled principal                                                              22,000.00
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        7,800,742.59
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         147,212,141.16
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        126,795,884.94
                                                                                                 --------------
                                                                                                  20,416,256.22
                                                                                                 ==============
---------------------------------------------------------------------------------------------------------------

                                             MORGAN STANLEY AIRCRAFT FINANCE
                                                  Report to Noteholders
                                    All amounts in US dollars unless otherwise stated

Current Payment Date                     15-Mar-01
Current Calculation Date                 9-Mar-01
Previous Payment Date                    15-Feb-01
Previous Calculation Date                9-Feb-01
------------------------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass
------------------------------------------------------------------------------------------------------------------------
                                              Subclass        Subclass        Subclass        Subclass         Total
Floating Rate Notes                              A-2             A-3            A-4              A-5          Class A
------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                               5.56875%        5.56875%        5.56875%        5.56875%
Applicable Margin                               0.3500%         0.5200%         0.5400%         0.5800%
Applicable Interest Rate                       5.91875%        6.08875%        6.10875%        6.14875%
Day Count                                      Act/360         Act/360         Act/360         Act/360
Actual Number of Days                               28              28              28              28
Interest Amount Payable                     944,879.42    2,746,702.78      950,250.00    1,666,371.04
Step-up Interest Amount Payable                NA              NA             NA              NA
------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                         944,879.42    2,746,702.78      950,250.00    1,666,371.04      6,308,203.24
------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Sep-05       15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortization Date                     15-Apr-98       15-Mar-02       15-Mar-03       15-Apr-00
------------------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   205,253,637.00  580,000,000.00  200,000,000.00  348,441,073.81  1,333,694,710.81
------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                            73.15%         100.00%         100.00%         100.00%
Pool Factors                                     61.39%         100.00%         100.00%          87.53%
------------------------------------------------------------------------------------------------------------------------
Extension Amount                                     -               -               -               -
Pool Factor Amount                                   -               -               -               -
Surplus Amortisation                      2,891,721.30               -               -    4,909,021.29
------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount       2,891,721.30               -               -    4,909,021.29      7,800,742.59
------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   202,361,915.70  580,000,000.00  200,000,000.00  343,532,052.52  1,325,893,968.22
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                              Subclass        Subclass        Total
Floating Rate Notes                              B-1             B-2         Class B
--------------------------------------------------------------------------------------
Applicable LIBOR                                5.5688%         5.5688%
Applicable Margin                               0.6500%         1.0500%
Applicable Interest Rate                       6.21875%        6.61875%
Day Count                                      Act/360         Act/360
Actual Number of Days                               28              28
Interest Amount Payable                     403,746.44      385,939.31
Step-up Interest Amount Payable                 NA              NA
--------------------------------------------------------------------------------------
Total Interest Paid                         403,746.44      385,939.31      789,685.75
--------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13     15-Mar-07
Excess Amortisation Date                     15-Apr-98     15-Mar-07
--------------------------------------------------------------------------------------
Original Balance                        100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance    83,473,778.38   74,970,000.00  158,443,778.38
--------------------------------------------------------------------------------------
Extended Pool Factors                            92.12%         100.00%
Pool Factors                                     87.87%          99.95%
--------------------------------------------------------------------------------------
Extension Amount                                     -               -
Pool Factor Amount                                   -        7,500.00
Surplus Amortisation                        575,611.60               -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount         575,611.60        7,500.00      583,111.60
--------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    82,898,166.78   74,962,500.00  157,860,666.78
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------                --------------
                                              Subclass        Subclass         Total                      Subclass
Fixed Rate Notes                                 C-1             C-2          Class C                        D-1
--------------------------------------------------------------------------------------                --------------
Applicable Interest Rate                       6.90000%        9.60000%                                      8.70000%
Day count                                     30 / 360        30 / 360                                      30 / 360
Number of Days                                      30              30                                            30
Interest Amount Payable                     569,135.00      440,000.00                                    797,340.50
--------------------------------------------------------------------------------------                --------------
Total Interest Paid                         569,135.00      440,000.00    1,009,135.00                    797,340.50
--------------------------------------------------------------------------------------                --------------
Expected Final Payment Date                  15-Mar-13     15-Oct-16                                      15-Mar-14
Excess Amortisation Date                     15-Mar-13     15-Oct-16                                      15-Mar-10
Original Balance                        100,000,000.00   75,000,000.00                                110,000,000.00
Opening Outstanding Principal Balance    98,980,000.00   55,000,000.00  153,980,000.00                109,978,000.00
--------------------------------------------------------------------------------------                --------------
Extended Pool Factors                          100.00%          100.00%                                       100.00%
Expected Pool Factors                           98.85%          100.00%                                        99.96%
--------------------------------------------------------------------------------------                --------------
Extended Amount                                      -               -                                             -
Expected Pool Factor Amount                 130,000.00               -                                     22,000.00
Surplus Amortisation                                 -               -
--------------------------------------------------------------------------------------                --------------
Total Principal Distribution Amount         130,000.00               -      130,000.00                     22,000.00
--------------------------------------------------------------------------------------                --------------
Redemption Amount                                    -               -                                             -
- amount allocable to principal                      -               -                                             -
- amount allocable to premium                        -               -                                             -
--------------------------------------------------------------------------------------                --------------
Closing Outstanding Principal Balance    98,850,000.00   55,000,000.00  153,850,000.00                109,956,000.00
--------------------------------------------------------------------------------------                --------------

--------------------------------------------------------------------------------------------------------------------

                                             MORGAN STANLEY AIRCRAFT FINANCE
                                                  Report to Noteholders
                                    All amounts in US dollars unless otherwise stated


Current Payment Date                            15-Mar-01
Current Calculation Date                         9-Mar-01
Previous Payment Date                           15-Feb-01
Previous Calculation Date                        9-Feb-01
-----------------------------------------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-Mar-01
End of Interest Accrual Period                  17-Apr-01
Reference Date                                  11-Apr-01

-----------------------------------------------------------------------------------------------------------------------------

                                                   A-2           A-3           A-4          A-5          B-1          B-2

-----------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 5.16375%      5.16375%      5.16375%     5.16375%    5.16375%       5.16375%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          5.5138%       5.6838%       5.7038%      5.7438%     5.8138%        6.2138%
Actual Pool Factor                                 59.52%       100.00%       100.00%       85.88%      82.90%         99.95%

-----------------------------------------------------------------------------------------------------------------------------

Fixed Rate Notes                                   C-1           C-2           D-1

--------------------------------------------------------------------------------------

Actual Pool Factor                                 98.85%       100.00%        99.96%

--------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes
-----------------------------------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                            A-2           A-3           A-4          A-5          B-1          B-2
-----------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance           60,368.72    100,000.00    100,000.00    87,110.27   83,473.78      99,960.00
Total Principal Payments                           850.51             -             -     1,227.26      575.61          10.00
Closing Outstanding Principal Balance           59,518.21    100,000.00    100,000.00    85,883.01   82,898.17      99,950.00

Total Interest                                     277.91        473.57        475.13       416.59      403.75         514.59
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%

-----------------------------------------------------------------------------------------------------------------------------

(b) Fixed Rate Notes                             C-1           C-2           D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           98,980.00    100,000.00     99,980.00
Total Principal Payments                           130.00             -         20.00
Closing Outstanding Principal Balance           98,850.00    100,000.00     99,960.00

Total Interest                                     569.14        800.00        724.86
Total Premium                                           -             -             -
-----------------------------------------------------------------------------------------------------------------------------


                                             MORGAN STANLEY AIRCRAFT FINANCE
                            Cumulative Performance to Date - March 16, 2000 to March 15, 2001

                                    All amounts in US dollars unless otherwise stated

----------------------------------------------------------------------------------------------------------------------
                                                         All amounts in millions of       Dollar amounts expressed
                                                                 US dollars                    as a percentage of
                                                          unless otherwise stated         2000 Base Case Lease Rentals
----------------------------------------------------------------------------------------------------------------------
                                                             Cumulative to Date                 Cumulative to Date
                                                        Actual   Base Case  Variance     Actual    Base Case  Variance
----------------------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                           240.1     240.1          -       100.0%      100.0%      0.0%
 [2]                - Renegotiated Leases                   0.0         -        0.0         0.0%
 [3]                - Rental Resets                        (1.3)        -       (1.3)       -0.6%
                                                        --------------------------------------------------------------
 [4] S[1]..[3]    Contracted Lease Rentals                238.8     240.1       (1.3)       99.5%      100.0%      0.0%

 [5]              Movement in Current Arrears Balance      (7.2)        -       (7.2)       -3.0%        0.0%     -3.0%

                  less Net Stress-related Costs
 [6]                - Bad Debts                            (1.8)                            -0.8%
 [7]                - Security Deposits Drawn Down          1.7                              0.7%
 [8]                - Restructured Arrears                    -                              0.0%
 [9]                - AOG                                  (7.9)                            -3.3%
[10]                - Other Leasing Income                  9.8                              4.1%
[11]                - Repossession Costs                   (0.6)                            -0.3%
----------------------------------------------------------------------------------------------------------------------
[12] S [6]..[11]  sub-total                                 1.1     (10.8)      11.9         0.5%       -4.5%      5.0%

[13] [4]+[5]+[12] Net]Lease Rentals                       232.8     229.3        3.5        96.9%       95.5%      1.4%
[14]              Interest Earned                           4.3       2.9        1.4         1.8%        1.2%      0.6%
                  Maintenance Receipts                     27.2         -       27.2        11.3%        0.0%     11.3%
                                                        --------------------------------------------------------------
                  Maintenance Payments                    (29.1)        -      (29.1)      -12.1%        0.0%    -12.1%
                                                        --------------------------------------------------------------
[15]              Net Maintenance                          (2.0)        -       (2.0)       -0.8%        0.0%     -0.8%
                                                        --------------------------------------------------------------
[16] S[13]..[15]  Total Cash Collections                  235.1     232.2        2.9        97.9%       96.7%      1.2%
----------------------------------------------------------------------------------------------------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses
[17]                - Insurance                            (1.2)                            -0.5%
[18]                - Re-leasing and other overheads       (1.0)                            -0.4%
                                                        --------------------------------------------------------------
[19]   [17]+[18]  sub-total                                (2.2)     (1.9)      (0.3)       -0.9%       -0.8%     -0.1%

                  SG&A Expenses
                  Aircraft Servicer Fees
                    - Base Fee                             (2.9)     (2.9)       0.0        -1.2%       -1.2%      0.0%
                    - Rent Collected Fee                   (2.8)     (2.9)       0.1        -1.2%       -1.2%      0.0%
                    - Rent Contracted Fee                  (2.3)     (2.4)       0.1        -1.0%       -1.0%      0.0%
                    - Incentive Fee                           -         -          -         0.0%        0.0%      0.0%
                                                        --------------------------------------------------------------
[20]              sub-total                                (8.0)     (8.3)       0.2        -3.4%       -3.4%      0.1%

                  Other Servicer Fees
                  Cabot                                    (1.1)     (1.1)       0.1        -0.5%       -0.5%      0.0%
                  Other Service Providers                  (1.5)     (0.7)      (0.7)       -0.6%       -0.3%     -0.3%
                                                        --------------------------------------------------------------
[21]              sub-total                                (2.5)     (1.9)      (0.7)       -1.1%       -0.8%     -0.3%

[22] S[19]..[21]  Total Cash Expenses                     (12.8)    (12.0)      (0.7)       -5.3%       -5.0%     -0.3%

----------------------------------------------------------------------------------------------------------------------
                  NET CASH COLLECTIONS
[23]   [16]       Total Cash Collections                  235.1     232.2        2.9        97.9%       96.7%      1.2%
[24]   [22]       Total Cash Expenses                     (12.8)    (12.0)      (0.7)       -5.3%       -5.0%     -0.3%
[25]              Drawings from Expense Account            34.1         -       34.1        14.2%        0.0%     14.2%
[26]              Transfer to Expense Account             (35.1)        -      (35.5)      -14.8%        0.0%    -14.8%
[27]              Interest Payments                      (129.1)   (122.7)      (6.4)      -53.8%      -51.1%     -2.7%
[28]              Swap Payments                            (5.0)    (10.7)       5.7        -2.1%       -4.5%      2.4%
[29]              Exceptional Items                           -         -          -         0.0%        0.0%      0.0%
                                                        --------------------------------------------------------------
[30] S[23]..[29]  TOTAL                                    86.7      86.7       (0.0)       36.1%       36.1%      0.0%
                                                        ==============================================================
======================================================================================================================

[31]              PRINCIPAL PAYMENTS
                  subclass A2                              22.3      22.6       (0.2)        9.3%        9.4%     -0.1%
                  subclass A3                                 -         -          -         0.0%        0.0%      0.0%
                  subclass A4                                 -         -          -         0.0%        0.0%      0.0%
                  subclass A5                              56.5      56.2        0.2        23.5%       23.4%      0.1%
                  subclass B1                               6.8       6.8          -         2.8%        2.8%      0.0%
                  subclass B2                               0.0       0.0          -         0.0%        0.0%      0.0%
                  subclass C1                               1.0       1.0          -         0.4%        0.4%      0.0%
                  subclass C2                                 -         -          -         0.0%        0.0%      0.0%
                  subclass D1                               0.0       0.0          -         0.0%        0.0%      0.0%
                                                        --------------------------------------------------------------
               Total                                       86.7      86.7       (0.0)       36.1%       36.1%      0.0%
                                                        ==============================================================
======================================================================================================================


                  Debt Balances
                  subclass A2                             202.4     202.1       (0.2)
                  subclass A3                             580.0     580.0          -
                  subclass A4                             200.0     200.0          -
                  subclass A5                             343.5     343.8        0.2
                  subclass B1                              82.9      82.9          -
                  subclass B2                              75.0      75.0          -
                  subclass C1                              98.9      98.9          -
                  subclass C2                              55.0      55.0          -
                  subclass D1                             110.0     110.0          -
                                                        ----------------------------
                  TOTAL                                 1,747.6   1,747.6       (0.0)
                                                        ============================
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description

------------------------------------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                        Assumptions per the March 2000 Prospectus, the "2000 Base Case".
 [2]                - Renegotiated Leases              Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
 [3]                - Rental Resets                    Loss in rental when new lease rates are lower than those assumed in the
                                                        2000 Base Case.
 [4] S[1]..[3]    Contracted Lease Rentals             Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.
 [5]              Movement in Current Arrears Balance  Current Contracted Lease Rentals not received as at the latest Calculation
                                                        Date, excluding Bad Debts.
                  less Net Stress-related Costs
 [6]                - Bad Debts                        Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
 [7]                - Security Deposits Drawn Down     Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
 [8]                - Restructured Arrears             Current Arrears that have been capitalized and restructured into a note payable.
 [9]                - AOG                              Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
[10]                - Other Leasing Income             Includes lease termination payments, rental guarantees and late payments charges.
[11]                - Repossession Costs               Legal and technical costs incurred as a result of repossessing an aircraft.
[12] S[6]..[11]   sub-total

[13][4]+[5]+[12]  Net Lease Rentals                    Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                        Stress related costs

[14]              Interest Earned                      Interest earned on monthly cash balances held in Collection and Expense
                                                        Accounts.

[15]              Net Maintenance                      Maintenance Revenue Reserve received less any reimbursements paid to lessees.

[16] S[14]..[16]  Total Cash Collections               Net Lease Rentals + Interest Earned + Net Maintenance
------------------------------------------------------------------------------------------------------------------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses          All operational costs related to the leasing of aircraft.
[17]               - Insurance                         Premium for contingent insurance policies.
[18]               - Re-leasing and other overheads    Miscellaneous re-delivery and leasing costs associated with re-leasing events.
[19] [17]+[18]    sub-total

                  SG&A Expenses                        All fees paid to the Aircraft Servicer and to other service providers.
[20]              Aircraft Servicer Fees               Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                   - Base Fee                          Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                   - Rent Collected Fee                Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                   - Rent Contracted Fee               Amount equal to 1.00% of rentals contracted in the current calendar month.
                   - Incentive Fee                     Annual fee paid to Servicer for performance above an annually agreed target.

[21]              Other Servicer Fees                  Fees paid to other service providers including the Administrative Agent,
                                                        Financial Advisor and Independent Trustees

[22] S[19]..[21]  Total Cash Expenses                  Aircraft Operating Expenses + SG&A Expenses

------------------------------------------------------------------------------------------------------------------------------------
                  NET CASH COLLECTIONS
[23]  [16]        Total Cash Collections               as per line 17 above.
[24]  [22]        Total Cash Expenses                  as per line 24 above.
[25]              Drawings from Expense Account        Cash drawn from the Expense Account and used to pay for expenses during the period.
[26]              Transfer to Expense Account          Cash set aside in the Expense Account to pay for future expected expense obligations.
[27]              Interest Payments                    Interest Payments to Noteholders on all outstanding debt.
[28]              Swap Payments                        Net Swap Payments (paid) / received.
[29]              Exceptional Items                    Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
[30] S[24]..[29]  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
[31]              PRINCIPAL PAYMENTS                   Principal Payments to Noteholders.
------------------------------------------------------------------------------------------------------------------------------------

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                                                        Actual              2000 Base Case          Variance
----------------------------------------------------------------------------------------------------------------------
       Source of Funds
       Net Cash Collections                               86.7                   86.7                      -
       Add Back Interest                                 129.1                  122.7                    6.4
----------------------------------------------------------------------------------------------------------------------
       Add Back Swap Payments                              5.0                   10.7                   (5.7)
----------------------------------------------------------------------------------------------------------------------
  a                                                      220.8                  220.1                    0.7
       Application of Funds
  b    Swap Payments                                       5.0                   10.7                   (5.7)
  c    Class A Interest                                   95.6                   89.8                    5.8
  d    Class A Minimum                                     5.8                    4.8                    1.0
  e    Class B Interest                                   11.8                   11.2                    0.6
  f    Class B Minimum                                     4.2                    4.2                      -
  g    Class C Interest                                   12.1                   12.1                      -
  h    Class C Minimum                                       -                      -                      -
  I    Class D Interest                                    9.6                    9.6                      -
  j    Class D Minimum                                       -                      -                      -
  k    Class A Scheduled                                   0.8                    0.2                    0.6
  l    Class B Scheduled                                   2.7                    2.7                      -
  m    Class C Scheduled                                   1.0                    1.0                      -
  n    Class D Scheduled                                     -                      -                      -
  o    Permitted Aircraft Modifications                      -                      -                      -
  p    Class A Supplemental                               72.2                   73.8                   (1.6)
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                                                         220.8                  220.1                    0.7
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 [1]   Interest Coverage Ratio
       Class A                                            2.19                   2.19  = a/(b+c)
       Class B                                            1.87                   1.89  = a/(b+c+d+e)
       Class C                                            1.64                   1.66  = a/(b+c+d+e+f+g)
       Class D                                            1.53                   1.55  = a/(b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                            1.52                   1.54  = a/(b+c+d+e+f+g+h+i+j+k)
       Class B                                            1.50                   1.51  = a/(b+c+d+e+f+g+h+i+j+k+l)
       Class C                                            1.49                   1.50  = a/(b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                            1.49                   1.50  = a/(b+c+d+e+f+g+h+i+j+k+l+m+n)

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       Loan-to-Value Ratios      2000 Base Case          Actual             2000 Base Case
                                   15-Mar-00           15-Mar-01               15-Mar-01
----------------------------------------------------------------------------------------------------------------------
 [3]   Assumed Portfolio Value    2,049.1                                     1,962.7

 [4]   Adjusted Portfolio Value                        1,879.9

       Liquidity Reserve Amount
         - Cash                      30.0                 30.0                   30.0
         - Accrued Expenses           6.0                  7.3                    7.3
         - Security Deposits          7.1                 19.2                   19.2
                                 -------------------------------------------------------------------------------------
       subtotal cash                 43.1                 56.5                   56.5
         - Letters of Credit         82.1                 70.8                   70.8
                                 -------------------------------------------------------------------------------------
       Total Liquidity Reserve      125.2                127.3                  127.3

 [5]   Total Asset Value          2,174.3              2,007.2                2,090.0

       Note Balance
       Class A                    1,404.7    64.6%     1,325.9     66.1%      1,325.9     63.4%
       Class B                      164.7    72.2%       157.9     73.9%        157.9     71.0%
       Class C                      154.9    79.3%       153.9     81.6%        153.9     78.4%
       Class D                      110.0    84.4%       110.0     87.1%        110.0     83.6%
                                 --------              -------                -------
       Total                      1,834.3              1,747.6                1,747.6
----------------------------------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash              [3] Assumed Portfolio Value represents the Initial Appraised
Collections, before interest and  swap payments, expressed    Value of each aircraft in the Portfolio multiplied by the
as a ratio of the swap costs and interest payable on each     Depreciation Factor at Calculation date divided by the
subclass of Notes plus the interest and minimum principal     Depreciation Factor at Closing date.
payments payable on each subclass of Notes that rank senior
in priority of payment to the relevant subclass of Notes.     [4] Adjusted Portfolio Value represents the Base Value of
                                                               each aircraft in the Portfolio as determined by the most
[2] Debt Coverage Ratio is equal to Net Cash Collections      recent Appraisal multiplied by the Depreciation Factor at
 before interest and swap payments, expressed as a ratio of   Calculation date divided by the Depreciation Factor at Closing
the interest and minimum and scheduled principal payments     date.  The lower of the Assumed Portfolio Value or 105% of the
payable on each subclass of Notes plus the interest and       Adjusted Portfolio Value is used to calculate the principal
minimum and scheduled principal payments payable on each      repayment amounts to Noteholders.
subclass of Notes that ranks equally with or senior to the
relevant subclass of Notes in the priority of payments.       [5] Total Asset Value is equal to Total Portfolio Value plus
                                                              Liquidity Reserve Amount.


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